Safeco LIFE INSURANCE COMPANY
                    Safeco Deferred Variable Annuity Account

                            Supplement to Prospectus
                          Supplement dated May 1, 2003
                         to Prospectus dated May 1, 1998


The disclosure set forth below replaces the information under the sub-heading "Charges and Deductions" found on page 2 of the prospectus and in any prior supplements.

Variable Account Annual Expenses
(as a % of average Contract Value)
Mortality and Expense Risk Charge............1.20%
Administrative Charge........................None
Total Variable Account Annual Expenses.....  1.20%

Fund Annual Expenses
--------------------
(as a % of average account value) (1)

                                            Advisory          12b-1             Other            Total
                                            Fees               Fees             Expenses         Expenses
Safeco Resource Series Trust
Safeco RST Equity Portfolio                 0.74%             None              0.03%            0.77%
Safeco RST Growth Opportunities Portfolio   0.74%             None              0.05%            0.79%
Safeco RST Northwest Portfolio              0.74%             None              0.10%            0.84%
Safeco RST Bond Portfolio                   0.74%             None              0.10%            0.84%
Safeco RST Small Company Value Portfolio    0.85%             None              0.18%            1.03%

Scudder Variable Series I (2)
Scudder VS I Capital Growth Portfolio       0.47%             0.25%             0.19%            0.91%
Scudder VS I International Portfolio        0.87%             0.25%             0.31%            1.43%
Scudder VS I Money Market Portfolio         0.37%             None              0.06%            0.43%

1.     Please see footnote 4 on page 3 of the Prospectus dated May 1, 1998.
2. We have Fund Participation Agreements with each of the non-Safeco fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the Fund, Safeco Life may receive an asset based administrative fee from the Fund's adviser or distributor.
The above portfolio expenses were provided by the Funds. We have not independently verified the accuracy of the information.

The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects historical charges and expenses of each portfolio for the year ended December 31, 2002. Charges and expenses may be higher or lower in future years. Additional deductions may be made for taxes. For more information on the charges described in this Table, see "Charges and Deductions", pages 7 and 8, in the Prospectus and the portfolio Prospectuses which accompany this supplement.

Changes to the portfolio expenses affect the results of the expense Examples in your Prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your Contract Value.